UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 4, 2005

Date of Earliest Event Reported: March 3, 2005

Commission file number 1-10948

OFFICE DEPOT, INC.

(Exact name of registrant as specified in its charter)

Delaware	59-2663954

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2200 Old Germantown Road, Delray Beach, Florida	33445

(Address of principal executive offices)	(Zip Code)

(561) 438-4800

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 4, 2005, Office Depot, Inc. (“Office Depot” or the “Company”) issued a press release pertaining to the Company’s decision to correct its method of lease accounting to conform to GAAP. The press release also refers to the Company’s decision to apply this change retrospectively and to restate its reported financial results for fiscal years ended in December 2002 through 2004.

Attached hereto as Exhibit 99.1.1 is a copy of Office Depot’s news release dated March 4, 2005.

This information is furnished pursuant to Item 2.02 of Form 8-K. The information furnished under this Item 2.02 shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under such Act unless and except as specifically incorporated therein.

Item 4.02(a). Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Report

Following a review of its lease accounting policies, the Company has decided to correct its method of accounting for property lease transactions as set forth in the Company’s news release attached to this Current Report on Form 8-K as Exhibit 99.1.1. The Company’s Audit Committee, meeting on March 3, 2005, has concurred in management’s recommendation that the Company should restate its financial statements for the fiscal years ended in December 2002 and 2003, to correct errors in those financial statements pertaining to the application of generally accepted accounting principles (“GAAP”) to the Company’s lease accounting, and to correct similar errors in the financial statements attached to the Company’s previously issued news release (issued on February 10, 2005) reporting its financial results for the fiscal year ended December 25, 2004.

Previously reported GAAP earnings per share of $1.07 for fiscal year 2004 will be reported in the Company’s Annual Report on Form 10-K as $1.06. The Company also will file restated financial statement information for its fiscal years ended December 27, 2003 and December 28, 2002, with its Annual Report on Form 10-K, to be filed on March 10, 2005. The restatement will have an impact of approximately $0.01 per share for each of such years. The Company’s Audit Committee has discussed the matters disclosed in this filing under Item 4.02(a) with the Company’s independent accountants.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those discussed herein. These risks and uncertainties are detailed from time to time by the Company in its filings with the SEC. Investors are strongly urged to review all such filings for a more detailed discussion of such risks and uncertainties.

Item 9.01. Financial Statements and Exhibits

Exhibit 99.1.1	News release of Office Depot, Inc. issued on March 4, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OFFICE DEPOT, INC.
Date: March 4, 2005	By:	/s/ DAVID C. FANNIN
David C. Fannin
Executive Vice President and General Counsel

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